SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2004

Collins Industries, Inc.

(Exact name of Registrant as Specified in its Charter)

Missouri	0-12619	43-0985160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Compound Drive, Hutchinson, KS	67502
(Address of principal executive offices)	Zip Code

Registrant's telephone, including area code: (620) 663-5551

Not Applicable

(Former name and former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 20, 2004, Collins Industries, Inc. issued a press release announcing its financial results its first fiscal quarter ended January 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

COLLINS INDUSTRIES, INC.

Date: February 20, 2004	By:	\s\ LARRY W. SAYRE
	Name:	Larry W. Sayre
	Title:	Vice President of Finance and Chief Financial Officer
(Signing on behalf of the registrant and as principal accounting officer)